SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 18, 1997


                                   AVERT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                    0-239052                     84-1028716
 ---------------------------       ------------              ---------------
(State of other jurisdiction      (Commission               (I.R.S. Employer
 of incorporation)                 File Number)              Identification No.)



 301 Remington, Fort Collins, Colorado                         80524
 --------------------------------------                       --------
(Address of principal executive offices)                      Zip Code


Registrant's telephone number, including area code:  970-484-7722




                      301 Remington Fort Collins, CO 80524
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5   Other Events

          a)   Avert, Inc. announced the release of Avertnet 1.4.


Item 7   Financial Statements and Exhibits

          c)   Exhibits

          38 Press release dated November 18, 1997 regarding the release of Avertnet 1.4

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             AVERT, INC.



November 24, 1997                            By:  /s/ Dean A. Suposs
-----------------                                 ------------------------------
Date                                              Dean A. Suposs
                                                  President

                                  EXHIBIT INDEX



Exhibit No.           Exhibit Description                                  Page
----------            -------------------                                  ----
   38                 Press Release, dated                                  5
                      November 18, 1997